UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2023, the Board of Directors of Emerson Electric Co. (the “Company”) adopted the Emerson Electric Co. Annual Cash Incentive Plan (the “Plan”). The Plan permits the granting of annual cash incentive awards to executive officers of the Company based on the attainment of specified performance targets, including, among other items, achievement of financial, operating, and ESG goals and objectives that include, without limitation, goals regarding enterprise level diversity, equity and inclusion and the reduction in greenhouse gas emissions.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10(c) to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 8, 2023 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote at the Company’s 2023 Annual Meeting of Shareholders held on February 7, 2023 are as follows:

Proposal 1: The three Directors named in the Proxy Statement were elected by the shareholders, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Martin S. Craighead	399,808,774	32,961,659	877,421	75,668,796
Gloria A. Flach	401,292,107	31,542,502	813,245	75,668,796
Matthew S. Levatich	401,700,069	31,027,442	920,343	75,668,796

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2023 was ratified by the shareholders, by the votes set forth below:

For	Against	Abstain
482,525,825	25,760,783	1,030,042

Proposal 3: The Company’s executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth below:

For	Against	Abstain	Broker Non-Votes
395,283,615	36,116,915	2,247,324	75,668,796

Proposal 4: The frequency of future advisory votes on executive compensation (every one, two or three years) received the non-binding advisory votes of the shareholders set forth in the table below:

1 year	2 years	3 years	Abstain	Broker Non-Votes
425,304,830	1,076,777	5,801,714	1,464,533	75,668,796

Based upon these results, the Board of Directors determined to continue to hold an annual advisory vote on executive compensation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

10.1	Emerson Electric Co. Annual Cash Incentive Plan and Form of Acceptance of Award, incorporated by reference to the Company’s Form 10-Q, filed on February 8, 2023, File No. 1-278, Exhibit 10(c).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2023	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary